UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 17, 2010

ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Awards Under Short Term Incentive Program. On February 17, 2010, the Compensation Committee of the board of directors of Enterprise Financial Services Corp (the “Company”) approved awards to its named executive officers (“NEOs”) pursuant to the Company’s 2009 Short Term Incentive Program (the “STIP”). The awards under the STIP were made in the form of restricted stock meeting the requirements of “long term restricted stock” under the Interim Final Rule on TARP Standards for Compensation and Corporate Governance (the “Interim Final Rule”). The Interim Final Rule limits the types of compensation available to the Company for compensating its senior executive officers to cash salary, salary paid in shares of the Company’s common stock and grants of restricted stock, subject to annual limitations.

The table below sets forth the number of shares of restricted stock awarded to NEOs under the STIP:

Number of Shares of
Named Executive Officer	Restricted Stock Awarded
Peter F. Benoist	6,346
Frank H. Sanfilippo	3,382
Stephen P. Marsh	2,596
Linda M. Hanson	3,719
John G. Barry	4,242

The award of restricted stock pursuant to the STIP will be issued under the Company’s 2002 Stock Incentive Plan, as amended (the “2002 Stock Plan”). If the NEO’s employment with the Company is terminated for any reason other than as a result of the NEO’s death or disability or a change of control of the Company, within two years of the date on which an award of restricted stock is granted, the NEO shall forfeit such award in accordance with the Interim Final Rule. In addition, the restricted stock may not be transferred at any time earlier than permitted under the following schedule (except as necessary to reflect a merger or acquisition of the Company):

     (i) 25% of the shares of restricted stock may be transferred on or after the time the Company repays 25% of the aggregate funds received by the Company under the Capital Purchase Program offered as part of the Troubled Asset Relief Program (the “CPP”);

     (ii) an additional 25% of the shares of restricted stock may be transferred on or after the time Company repays 50% of the aggregate funds received by the Company under the CPP;

     (iii) an additional 25% of the shares of restricted stock may be transferred on or after the time the Company repays 75% of the aggregate funds received by the Company under the CPP; and

     (iv) an additional 25% of the shares of restricted stock may be transferred on or after the time the Company repays 100% of the aggregate funds received by the Company under the CPP.

A form of the Company’s Restricted Stock Award Agreement, which governs the awards of restricted stock, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Amended and Restated Executive Employment Agreement between Enterprise Bank & Trust (the “Bank”) and John G. Barry. On February 17, 2010, the Bank entered into an amended and restated executive employment agreement with John G. Barry (the “Amended Agreement”). The Amended Agreement replaces the prior employment agreement between the Bank and Mr. Barry which was entered into on December 19, 2008. A copy of the Amended Agreement is filed as Exhibit 99.2 to this Form 8-K, which is incorporated herein by this reference, and the summary below is qualified in its entirety by reference to the Amended Agreement.

Mr. Barry will receive an annual base salary of $250,000, with discretionary increases (but not decreases). Mr. Barry will also be entitled to receive incentive compensation, including equity compensation, in a form and to the extent permissible by the Interim Final Rule.

Under the terms of the Amended Agreement, the Bank has the right to terminate Mr. Barry’s employment upon prior written notice for cause, without cause, for reason of disability or upon death. In the event Mr. Barry is terminated by the Bank for cause, death or disability, or Mr. Barry elects to voluntarily terminate the Amended Agreement, the Bank will not be obligated to pay any severance benefits or targeted annualized incentive compensation with respect to the year in which such termination occurs. Mr. Barry will be entitled to severance compensation if the Bank effects a Termination Other Than For Cause (as defined in the Amended Agreement) or Mr. Barry is terminated in a Termination Upon a Change in Control (as defined in the Amended Agreement), but only to the extent permitted by the Interim Final rule, which currently prohibits any such severance compensation.

The Amended Agreement contains restrictive covenants prohibiting Mr. Barry from competing with the Bank during the term of his employment and thereafter for the longer of either (i) any period of time in which Mr. Barry receives any severance compensation and (ii) if applicable, a period of one year following his termination for cause. Such restrictions will apply to any investment, loan, employment, consultancy or engagement with any person in the business of providing banking, wealth management or financial services within 50 miles of any standard metropolitan statistical area in which the Bank or any of its affiliates has an office or branch. The Amended Agreement also prohibits Mr. Barry from soliciting employees and certain customers of the Bank or any of its affiliates. In addition, confidentiality provisions in the Amended Agreement prohibit the use or disclosure of confidential information.

In connection with the execution and delivery of the Amended Agreement, Mr. Barry and the Company entered into a restricted stock award agreement (the “Award Agreement”) pursuant to which Mr. Barry received a one-time award of 10,000 shares of restricted stock. Such shares of restricted stock were granted pursuant to the terms of and subject to conditions of the 2002 Stock Plan and shall vest as follows:

	Percentage of	Cumulative Vesting
Vesting Date	Shares Vesting	Percentage
February 17, 2011	0%	0%
February 17, 2012	40%	40%
February 17, 2013	20%	60%
February 17, 2014	20%	80%
February 17, 2015	20%	100%

The award of restricted stock to Mr. Barry was also issued in compliance with the Interim Final Rule and is subject to the same transfer restrictions described above with respect to awards to NEOs under the STIP. A copy of the Award Agreement is filed as Exhibit 99.3 to this Form 8-K, which is incorporated herein by this reference, and the summary below is qualified in its entirety by reference to the Award Agreement.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit
Number	Description
99.1	Form of Company’s Restricted Stock Award Agreement
99.2	Form of Amended and Restated Executive Employment Agreement by and between Enterprise Bank & Trust and John G. Barry
99.3	Form of Restricted Stock Award Agreement to John G. Barry

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

By:

Date: February 19, 2010	/s/	Deborah N. Barstow
Deborah N. Barstow
Senior Vice President and Controller